SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2013

MADISON COUNTY FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35679	46-0658311
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

111 West Third Street, Madison, Nebraska	68748
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (402) 454-6511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 26, 2013, James R. Becker was appointed to the boards of directors of Madison County Financial, Inc. (the “Company”) and its subsidiary, Madison County Bank (the “Bank”).  There are no arrangements or understandings between Mr. Becker and any other person pursuant to which Mr. Becker became a director.  Mr. Becker is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.Not Applicable.

(b)	Pro Forma Financial Information.Not Applicable.

(c)	Shell Company Transactions.Not Applicable.

(d)	Exhibits.Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MADISON COUNTY FINANCIAL, INC.
DATE: August 26, 2013	By:	/s/ David J. Warnemunde
David J. Warnemunde President and Chief Executive Officer